Exhibit 32.2

                        CROSS ATLANTIC COMMODITIES, INC.
                              A Nevada Corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Cross Atlantic Commodities, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jorge Bravo, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 20, 2008                    /s/  Jorge Bravo
                                         ---------------------------------------
                                         By: Jorge Bravo
                                         Its: Chief Financial Officer